UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

X	Filed by the Registrant
Filed by a Party other than the Registrant

Check the appropriate box:

X	Preliminary Proxy Statement
Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
Definitive Proxy Statement
Definitive Additional Materials
Soliciting Material Pursuant to Section 240.14a-12

FAIRCHILD INTERNATIONAL CORPORATION
(Name of Registrant as Specified in its Charter)

_________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):
X	No fee required

Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1)	Title of each class of securities to which transaction applies:

	2)	Aggregate number of securities to which transaction applies:

	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	4)	Proposed maximum aggregate value of transaction:

	5)	Total fee paid:

Fee paid previously with preliminary materials.

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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	4)	Date Filed:

FAIRCHILD INTERNATIONAL CORPORATION

NOTICE OF 2004 SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD DECEMBER 31, 2004

To our Shareholders:

Notice is hereby given that the 2004 special meeting (the "Meeting") of the shareholders of Fairchild International Corporation, a Nevada corporation (the "Company") will be held on Friday, December, 31, 2004, at the head office of Lang Michener LLP, Suite 1500, 1055 West Georgia Street, Vancouver, British Columbia, Canada, commencing at 11:00 a.m. Pacific Time, for the following purposes:

1.

To consider and approve, by Special Resolution, the consolidation of the authorized, issued and outstanding common shares in the capital stock of the Company at a ratio of 25 to 1, all as more particularly described in the accompanying Proxy Statement.

2.

To consider and approve, by Special Resolution, a subsequent increase in the authorized share capital of the Company from 2,000,000 common shares with a par value of $0.001 to 100,000,000 common shares with a par value of $0.001, all as more particularly described in the accompanying Proxy Statement.

3.	To consider and act upon such other business as may properly come before the Meeting or any adjournment thereof.

Only shareholders of record at the close of business on December 3, 2004 are entitled to notice of, and to vote at, the meeting.

Shareholders unable to attend the meeting in person are requested to read the enclosed proxy statement and proxy and then complete and deposit the proxy in accordance with its instructions. Unregistered shareholders must deliver their completed proxies in accordance with the instructions given by their financial institution or other intermediary that forwarded the proxy to them.

BY ORDER OF THE BOARD OF DIRECTORS
OF FAIRCHILD INTERNATIONAL CORPORATION

President
Vancouver, BC
December 3, 2004

IMPORTANT

Whether or not you expect to attend in person, we urge you to sign, date, and return the enclosed Proxy at your earliest convenience. This will help to ensure the presence of a quorum at the meeting. PROMPTLY SIGNING, DATING, AND RETURNING THE PROXY WILL SAVE FAIRCHILD INTERNATIONAL CORPORATION THE EXPENSE AND EXTRA WORK OF ADDITIONAL SOLICITATION. Sending in your Proxy will not prevent you from voting your stock at the meeting if you desire to do so, as your Proxy is revocable at your option.

FAIRCHILD INTERNATIONAL CORPORATION
Suite 1220 Park Place
666 Burrard Street
Vancouver, BC Canada V6C 2X8

PROXY STATEMENT

FOR THE 2004 SPECIAL MEETING OF THE SHAREHOLDERS

TO BE HELD ON DECEMBER 31, 2004

SPECIAL MEETING

GENERAL

This proxy statement is furnished in connection with the solicitation of proxies by the board of directors of Fairchild International Corporation ("We", the "Company" or "Fairchild") for use at the 2004 special meeting of the shareholders to be held on December 31, 2004 at 11:00 a.m. Pacific Time at the offices of Lang Michener LLP, Suite 1500, 1055 West Georgia Street, Vancouver, BC V6E 4N7, and at any adjournment thereof, for the purposes set forth in the accompanying notice of meeting.

This proxy statement, the notice of meeting and the enclosed form of proxy are expected to be mailed to our shareholders on or about December 17, 2004.

ENTITLEMENT TO VOTE

If you are a record holder of shares of our common stock on the record date, you may vote those shares of our common stock in person at the meeting or by proxy in the manner described below under "Voting of Proxies." If you hold shares of our common stock in "street name" through a broker or other financial institution, you must follow the instructions provided by your broker or other financial institution regarding how to instruct your broker or financial institution to vote your shares.

VOTING OF PROXIES

You can vote the shares that you own on the record date by either attending the meeting in person or by filling out and sending in a proxy in respect of the shares that you own. Your execution of a proxy will not affect your right to attend the meeting and to vote in person.

You may revoke your proxy at any time before it is voted by:

(a) filing a written notice of revocation of proxy with our corporate secretary at any time before the taking of the vote at the meeting;

(b) executing a later-dated proxy relating to the same shares and delivering it to our corporate secretary at any time before the taking of the vote at the meeting; or

(c) attending at the meeting, giving affirmative notice at the meeting that you intend to revoke your proxy and voting in person. Please note that your attendance at the meeting will not, in and of itself, revoke your proxy.

All shares of common stock represented by properly executed proxies received at or prior to the meeting that have not been revoked will be voted in accordance with the instructions of the shareholder who has executed the proxy. If no choice is specified in a proxy, the shares represented by the proxy will be voted FOR the approval of all other proposals set forth in the accompanying notice of meeting. The shares represented by each proxy will also be voted for or against such other matters as may properly come before the meeting in the discretion of the persons named in the proxy as proxy holders. We are not aware of any other matters to be presented for action at the meeting.

Any written revocation of proxy or subsequent later-dated proxy should be delivered to Fairchild International Corporation, c/o Lang Michener LLP, Suite 1500, 1055 West Georgia Street, Vancouver, BC V6E 4N7, Attention: David J. Cowan, Legal Counsel.

RECORD DATE AND SHARES ENTITLED TO VOTE

Our board of directors has fixed the close of business on December 3, 2004 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting. At the record date, there were approximately 50,000,000 shares of our common stock issued, outstanding, and entitled to vote at the meeting. Holders of common stock are entitled to one vote at the meeting for each share of common stock held of record at the record date. There are no separate voting groups or separate series of stock. There is no cumulative voting in the election of directors.

QUORUM

A quorum is necessary to hold a valid meeting of our shareholders. The required quorum for the transaction of business at the meeting is thirty three and one-third percent (33 1/3%) of our issued and outstanding shares as of the record date.

In order to be counted for purposes of determining whether a quorum exists at the meeting, shares must be present at the meeting either in person or represented by proxy. Shares that will be counted for purposes of determining whether a quorum exists will include:

  shares represented by properly executed proxies for which voting instructions have been given, including proxies which are marked "Abstain" or "Withhold" for any matter;

  shares represented by properly executed proxies for which no instruction has been given; and

  broker non-votes.

Broker non-votes occurs when shares held by a broker for a beneficial owner are not voted with respect to a particular proposal because the broker has not received voting instructions from the beneficial owner and the broker does not have discretionary authority to vote such shares.

VOTES REQUIRED

The affirmative vote of the holders of a majority of our common stock represented at the meeting in person or by proxy is required for the approval of the consolidation of our issued and outstanding common shares on a ratio of 25 to 1. Shareholders may vote in favor or against this proposal, or they may abstain. Abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum and will have no effect on the vote with respect to this proposal.

SHAREHOLDER PROPOSALS

No proposals have been received from any shareholder to be considered at the meeting.

OTHER MATTERS

It is not expected that any matters other than those referred to in this proxy statement will be brought before the meeting. If other matters are properly presented, however, the persons named as proxy appointees will vote in accordance with their best judgment on such matters. The grant of a proxy also will confer discretionary authority on the persons named as proxy appointees to vote in accordance with their best judgment on matters incident to the conduct of the meeting.

SOLICITATION OF PROXIES

This proxy solicitation is being made on behalf of our board of directors. We will solicit proxies initially by mail. Further solicitation may be made by our directors, officers and employees personally, by telephone, facsimile, e-mail, Internet or otherwise, but they will not be specifically compensated for these services. Upon request, we will reimburse brokers, dealers, banks or similar entities acting as nominees for their reasonable expenses incurred in forwarding copies of the proxy materials to the beneficial owners of the shares of our common stock they hold as of the record date. We will bear the expenses incurred in connection with printing, filing and mailing of this proxy statement.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information concerning the number of shares of our common stock owned beneficially as of December 3, 2004 by: (i) each of our directors; (ii) each of our named executive officers; (iii) officers and directors as a group; and (iv) each person or group is known by us to beneficially own more than 5% of our outstanding shares of common stock. Unless otherwise indicated, the shareholders listed possess sole voting and investment power with respect to the shares shown to our knowledge.

Title of class	Name and address of beneficial owner	Number of Shares of Common Stock	Percentage of Common Stock
DIRECTORS AND OFFICERS
Common Stock	Anish Somani President and Chief Executive Officer	Nil	Nil
Common Stock	Margaret Patricia Hunt Director	Nil	Nil
Common Stock	All Officers and Directors as a Group (2 persons)	Nil	Nil
5% SHAREHOLDERS
Common Stock	George Tsafalas	7,962,029	15.9%
Common Stock	David Stadnyk	8,398,861	16.7%

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

None of the following persons has any substantial or material interest, directly or indirectly, by way of beneficial ownership of securities or otherwise, in any matter to be acted on at the meeting:

each person who has been one of our directors or executive officers at any time since the beginning of our last fiscal year;

each nominee for election as one of our directors; or

any affiliate or associate of any of the foregoing persons.

PROPOSAL NUMBER ONE

CONSOLIDATION OF AUTHORIZED AND ISSUED COMMON STOCK

On November 22, 2004, our board of directors approved a proposal to consolidate the Company's existing authorized and issued common shares on a ratio of 25 to 1. Our board of directors has directed that the proposed consolidation be submitted for approval by our shareholders as required pursuant to NRS78.2055.

Our board of directors has determined that it would be in the best interests of the Company to consolidate the number of authorized and issued common shares in the capital stock of the Company on a ratio of 25 to 1 (the "Share Consolidation") in order to restructure the Company to better position it to secure a new business opportunity. The total authorized number of common shares of the Company is 50,000,000 with a par value of $0.001 per share, of which as at the Record Date 50,000,000 shares are issued and outstanding. All of the 50,000,000 authorized common shares are to be consolidated into 2,000,000 common shares with a par value of $0.001, of which 2,000,000 common shares will be issued and outstanding, with every twenty-five (25) common shares prior to such consolidation being consolidated into one (1) common share after consolidation, with any fractional shares arising as a result of such consolidation being adjusted to the next whole share. Following the consolidation it is proposed that the authorized share capital of the Company be increased from 2,000,000 common shares with a par value of $0.001 to 100,000,000 common shares with a par value of $0.001.

RESOLVED AS SPECIAL RESOLUTIONS THAT:

  subject to receipt of approval by the shareholders at the Meeting, all of the authorized 50,000,000 common shares with a par value of $0.001, of which 50,000,000 common shares are issued and outstanding be consolidated into 2,000,000 common shares with a par value of $0.001, of which 2,000,000 common shares will be issued and outstanding, every twenty-five (25) common shares with a par value of $0.001 prior to such consolidation being consolidated into one (1) common share with a par value of $0.001 after consolidation, with any fractional shares arising as a result of such consolidation being adjusted to the next whole share;

  the authorized share capital of 2,000,000 common shares with a par value of $0.001 be increased to 100,000,000 common shares with a par value of $0.001 by creating an additional authorized 98,000,000 common shares with a par value of $0.001;

  upon receipt of shareholder approval the Company be authorized to file Articles of Amendment with the Nevada Secretary of State to reflect the change in the authorized capital of the Company;

  any one director or officer of the Corporation be and is hereby authorized and instructed to take all such acts and proceedings and to execute and deliver all such applications, authorizations, certificates, documents and instruments as in their opinion may be reasonably necessary or desirable for the implementation of this resolution, including the execution and filing of Articles of Amendment; and

  the directors of the Corporation be authorized to revoke this special resolution before they are acted on without further approval of the shareholders of the Corporation.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF THE CONSOLIDATION OF THE COMPANY'S ISSUED AND OUTSTANDING COMMON STOCK ON 25 FOR 1 BASIS.

FORWARD-LOOKING STATEMENTS

This proxy statement includes statements that are not historical facts. These statements are "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995 and are based, among other things, on the Company's current plans and expectations relating to expectations of anticipated growth in the future and future success under various circumstances. As such, these forward-looking statements involve uncertainty and risk.

Other factors and assumptions not identified above could also cause the actual results to differ materially from those set forth in any forward-looking statement. The Company does not undertake any obligation to update the forward-looking statements contained in this proxy statement to reflect actual results, changes in assumptions, or changes in other factors affecting these forward-looking statements.

WHERE YOU CAN FIND MORE INFORMATION

We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended. We file reports, proxy statements and other information with the SEC. You may read and copy these reports, proxy statements and other information at the SEC's Public Reference Section at 450 Fifth Street, N.W., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an Internet website, located at www.sec.gov, that contains reports, proxy statements and other information regarding companies and individuals that file electronically with the SEC.

By Order of the Board of Directors of
FAIRCHILD INTERNATIONAL CORPORATION

/s/ Anish Somani

Anish Somani

Chief Executive Officer, President and Director

Vancouver, British Columbia
CANADA

December 3, 2004

PROXY

SPECIAL MEETING OF SHAREHOLDERS OF

FAIRCHILD INTERNATIONAL CORPORATION
(the "Company")

TO BE HELD AT:

     OFFICES OF LANG MICHENER LLP, SUITE 1500,
1055 WEST GEORGIA STREET, VANCOUVER, BC, CANADA
ON FRIDAY, DECEMBER 31, 2004 AT 11:00 AM (PACIFIC TIME)

The undersigned shareholder ("Registered Shareholder") of the Company hereby appoints, ANISH SOMANI, a Director of the Company, or failing this person, MARGARET PATRICIA HUNT, a Director of the Company, or in place of the foregoing, _____________________ as proxyholder for and on behalf of the Registered Shareholder with the power of substitution to attend, act and vote for and on behalf of the Registered Shareholder in respect of all matters that may properly come before the Meeting of the Registered Shareholders of the Company and at every adjournment thereof, to the same extent and with the same powers as if the undersigned Registered Shareholder were present at the said Meeting, or any adjournment thereof.

The Registered Shareholder hereby directs the proxyholder to vote the securities of the Company registered in the name of the Registered Shareholder as specified herein.

Resolutions (For full detail of each item, please see the enclosed Notice of Meeting and Proxy Statement)

		For	Against	Abstain

1.	Approval of Consolidation of the Authorized, Issued and Outstanding Common Shares of the Company on a ratio of 25 to 1.

2.	Approval of a subsequent increase in the authorized share capital of the Company from 2,000,000 common shares with a par value of $0.001 to 100,000,000 common shares with a par value of $0.001.

The undersigned Registered Shareholder hereby revokes any proxy previously given to attend and vote at said Meeting.

SIGN HERE:

Please Print Name:

Date:

Number of Shares
Represented by Proxy:

THIS PROXY FORM IS NOT VALID UNLESS IT IS SIGNED .
SEE IMPORTANT INFORMATION AND INSTRUCTIONS ON REVERSE

INSTRUCTIONS FOR COMPLETION OF PROXY

1.	This Proxy is solicited by the Management of the Company.

2.

This form of proxy ("Instrument of Proxy") must be signed by you, the Registered Shareholder, or by your attorney duly authorized by you in writing, or, in the case of a company, by a duly authorized officer or representative of the Company; and if executed by an attorney, officer, or other duly appointed representative, the original or a notarial copy of the instrument so empowering such person, or such other documentation in support as shall be acceptable to the Chairman the Meeting, must accompany the Instrument of Proxy.

3.

If this Instrument of Proxy is not dated in the space provided, authority is hereby given by you, the Registered Shareholder, for the proxyholder to date this proxy seven (7) calendar days after the date on which it was mailed to you, the Registered Shareholder, by ADP.

4.	A Registered Shareholder who wishes to attend the Meeting and vote on the resolutions in person, may simply register with the scrutineers before the Meeting begins.

5.	A Registered Shareholder who is not able to attend the Meeting in person but wishes to vote on the resolutions may do the following:

(a)

appoint one of the management proxyholders named on the Instrument of Proxy, by leaving the wording appointing a nominee as is (i.e. do not strike out the management proxyholders shown and do not complete the blank space provided for the appointment of an alternate proxyholder). Where no choice is specified by a Registered Shareholder with respect to a resolution set out in the Instrument of Proxy, a management appointee acting as a proxyholder will vote in favour of each matter identified on this Instrument of Proxy and for the nominees of management for directors and auditor as identified in this Instrument of Proxy;

OR
(b)

appoint another proxyholder, who need not be a Registered Shareholder of the Company, to vote according to the Registered Shareholder's instructions, by striking out the management proxyholder names shown and inserting the name of the person you wish to represent you at the Meeting in the space provided for an alternate proxyholder. If choice is specified, the proxyholder has discretionary authority to vote as the proxyholder sees fit.

6.

The securities represented by this Instrument of Proxy will be voted or withheld from voting in accordance with the instructions of the Registered Shareholder on any poll of a resolution that may be called for and, if the Registered Shareholder specifies a choice with respect to any matter to be acted upon, the securities will be voted accordingly Further, the securities will be voted by the appointed proxyholder with respect to any amendments or variations of any the resolutions set out on the Instrument of Proxy or matters which may properly come before the Meeting as the proxyholder in its sole discretion sees fit.

If a Registered Shareholder has submitted an Instrument of Proxy, the Registered Shareholder may still attend the Meeting and may vote in person. To do so, the Registered Shareholder must record his/her attendance with the scrutineers before the commencement of the Meeting and revoke, in writing, the prior votes.

To be represented at the Meeting, this proxy form must be received at the office of Lang Michener LLP, Suite 1500, 1055 West Georgia Street, Vancouver, British Columbia, V6E 4N7, Attention: David J. Cowan, Legal Counsel, by mail or by fax no later than forty eight (48) hours (excluding Saturdays, Sundays and holidays) prior to the time of the Meeting, or adjournment thereof or may be accepted by the Chairman of the Meeting prior to the commencement of the Meeting. The mailing address is:

FAIRCHILD INTERNATIONAL CORPORATION c/o Lang Michener LLP, Suite 1500, 1055 West Georgia Street Vancouver, British Columbia V6E 4N7 Canada Attention: David J. Cowan, Fax: 604.691.7356